================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT     PURSUANT TO SECTION 13 OR
15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 1998

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
================================================================================

ITEM 5. OTHER EVENTS

     On July 31, 1998, Consolidated Graphics, Inc. (the "Company") announced the signing of nonbinding letters of intent to acquire four independent, commercial printing companies in a transaction led by Compass Capital Partners of Radnor, Pennsylvania. A copy of the press release is attached hereto as Exhibit 99.

     The attached press release may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibit is filed herewith:


      99 Press release of Consolidated Graphics, Inc. dated July 31, 1998, related to the announcement of the signing of nonbinding letters of intent to acquire four independent, commercial printing companies in a transaction led by Compass Capital Partners of Radnor, Pennsylvania.

                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                               By: /s/ RANDALL D. KEYS
                                                       Randall D. Keys
                                                       Vice President - Finance
                                                        Chief Financial Officer


Date:  August 5, 1998

                                        2